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                                                                 EXHIBIT 10.24



                                   PROMISSORY NOTE


$_________                                                      San Carlos, CA


                                                                ________, 1998


     FOR VALUE RECEIVED, the undersigned,                 , promises to pay to
CellNet Data Systems, Inc., a Delaware Corporation (the "Company"), on order, the principal sum of ________ Dollars and no Cents ($_______), together with interest on the unpaid principal hereof from the date hereof at the rate of Five and One-Half percent (5.50%) per annum.

     Principal and interest shall be due and payable on the earlier of (a) two
(2) years from the date hereof, or (b) as soon as the undersigned may sell, consistent with the Company's policies regarding sales by affiliates (as that term is defined pursuant to Rule 144(a)(1) of the Securities Act of 1933), a sufficient number of shares of the Company's Common Stock to repay this loan, including interest, at a market price of not less than $14.00 per share. Should the undersigned fail to make full payment of any installment of principal or interest for a period of 10 days or more after the due date thereof, or in the event that the undersigned's employment with the Company is terminated for any reason, or no reason, with or without cause, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America. The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

     The holder of this Note shall have full recourse against the undersigned in the event of default.

     The holder of this Note hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of the Company in exercising any right hereunder shall operate as a waiver of such right or any other right. This Note is being delivered in and shall be construed in accordance with the laws of the State of California, without regard to the conflicts of laws provisions thereof.

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